UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-1597419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	D02 NX53
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 24, 2022, Seagate Technology Holdings plc (the “Company”) held its 2022 Annual General Meeting of Shareholders (the “AGM”). At the AGM, the Company’s shareholders voted on the following 4 proposals and cast their votes as set forth below.

Proposal 1. The eleven (11) directors listed below were elected at the AGM to hold office until the Company’s 2023 annual general meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Shankar Arumugavelu	157,771,590	616,954	143,046	26,171,242
Pratik (“Prat”) Bhatt	157,792,209	585,242	154,139	26,171,242
Judy Bruner	154,299,428	4,089,014	143,148	26,171,242
Michael R. Cannon	153,192,716	5,190,312	148,562	26,171,242
Richard L. Clemmer	157,879,976	484,041	167,573	26,171,242
Yolanda L. Conyers	157,896,835	485,432	149,323	26,171,242
Jay L. Geldmacher	157,159,450	1,216,831	155,309	26,171,242
Dylan Haggart	157,633,263	726,975	171,352	26,171,242
William D. Mosley	157,473,755	915,203	142,632	26,171,242
Stephanie Tilenius	157,835,196	554,602	141,792	26,171,242
Edward J. Zander	141,602,994	16,773,442	155,154	26,171,242

Proposal 2. The advisory resolution to approve, in a non-binding vote, the compensation of the Company’s named executive officers was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
139,212,027	18,902,392	417,171	26,171,242

Proposal 3. The proposal to ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors for the fiscal year ending June 30, 2023, and to authorize, in a binding vote, the Audit and Finance Committee to set the auditors’ remuneration was approved.

FOR	AGAINST	ABSTAIN
172,599,661	11,880,910	222,261

Proposal 4. The proposal to determine the price range at which the company can re-allot shares held as treasury shares was approved.

FOR	AGAINST	ABSTAIN
171,091,940	12,865,195	745,697

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Katherine E. Schuelke
Date: October 25, 2022	Name:	Katherine E. Schuelke
	Title:	Senior Vice President, Chief Legal Officer & Company Secretary